Build-A-Bear Investor Overview

December 2024



Important Disclosures

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. We generally identify these statements by words or phrases such as "may," "might," "should," "expect," "plan," "anticipate," "believe," "estimate," "intend," "predict," "future," "potential" or "continue," the negative or any derivative of these terms and other comparable terminology. All the information concerning our future liquidity, future revenues, margins and other future financial performance and results, achievement of operating of financial plans or forecasts for future periods, sources and availability of credit and liquidity, future cash flows and cash needs, success and results of strategic initiatives and other future financial performance or financial position, as well as our assumptions underlying such information, constitute forward-looking information. Forward-looking statements are not guarantees of future results and are subject to risks and uncertainties, including without limitation, those identified in our annual report on Form 10-K and our Quarterly Reports on Form 10-Q, under the sections titled "Risk Factors," "Cautionary Note Regarding Forward-Looking Statements," and "Management's Discussion and Analysis of Financial Conditions and Results of Operations." All our forward-looking statements are as of the date of this presentation only. In each case, actual results may differ materially from such forward-looking information. Except as required by law, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Note Regarding Non-GAAP Measures

In this presentation, the Company's financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures, including, but not limited to EBITDA, Systemwide Sales, Store Contribution Margin, Return on Invested Capital and Free Cash Flow. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the Company's business and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company's core operating results. These measures should not be considered a substitute for or superior to GAAP results. These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure later in this document.

Definitions of Non-GAAP Financial Measures

Systemwide sales include sales at all Build-A-Bear stores and websites, whether operated by the Company, by partners, or by franchisees. While partner sales and franchisee sales are not recorded as revenues by the Company, management believes the information is important in understanding the Company's financial performance, including total sales to end customers. Third-party retail sales are either reported to us by our partners or, where that is unavailable, estimated based on our wholesale sales, grossed up to our MSRP, and are not our revenues. Franchised store retail sales are reported to us by our franchisees and are not our revenues. Less than 5% of our Systemwide Sales are estimated based on our MSRP. The Company's revenues consist of Direct to Consumer (Net retail sales) --sales by Company-managed retail stores, two e-commerce sites; Commercial--transactions with other businesses, mainly comprised of wholesale product sales and licensing our intellectual property, including entertainment properties, for third-party use; and International franchising--royalties as well as product, fixture sales and supplies from other international operations under franchise agreements. Changes in Systemwide sales are primarily driven by comparable sales and net new unit growth.

Web Demand represents sales through all Build-A-Bear websites, whether fulfilled through our warehouse or stores. E-commerce is Web Demand fulfilled through our warehouse.

Free Cash Flow represents Build-A-Bear's net cash flows from operating activities, less capital expenditures.

Return on Invested Capital (ROIC) is defined as net operating profit after tax divided by invested capital, with net operating profit calculated as earnings before interest and taxes (EBIT), and invested capital calculated as net working capital, less excess cash, plus operating leases, net property, plant, and equipment (PP&E), and other assets.

Build-A-Bear began as a pioneer of Experiential Retail



WORKSHOP

Click to see how Build-A-Bear has become so much more

And is now a powerful brand

WELL-KNOWN
>90% Aided Brand Awareness*

OUTSIZED BRAND EQUITY
One of the 20 most influential retailers in North America**

A DESTINATION
~80% of store visits are planned*

RESPECTED
The #1 North American toy retailer**

MULTI-GENERATIONAL
25+ year-old brand

BELOVED
~80-90m store and web visits per year

PART OF POP CULTURE
Iconic, ~30 billion annual media impressions and PR impressions

TRUSTED
Over 20 million loyalty members and first-party data contacts

BUILD-A-BEAR

*Source: Proprietary research, LEK Consulting, 2022 survey with U.S. consumers; **Source: WPP BAV "The World's Most Influential Retailers – 2024"

We have improved our financial results

	2023 Snapshot	2019-2023 Growth
Total Revenue	$486M	44%
Net Retail Sales	$456M	41%
Third-Party Revenue*	$30M	99%
EBITDA**	$79M	417%
Margin	16.3%	+1,180 bps
Diluted EPS	$3.65	NM***
FCF	$46M	399%
ROIC	37.5%	NM***
Store Contribution Mgn****	> 25%	+ > 1,000 bps

*Third-Party references combine our Commercial + International Franchise segments..
**EBITDA is a Non-GAAP financial measure, see "Important Disclosures."
***NM=not meaningful. 2019 Net Income was $281,000, and EPS was $0.02.
****Store Contribution margin is store level EBIT margin for all corporate stores, and is a Non-GAAP financial measure, see "Important Disclosures."



Guests create lifetime memories by making their own stuffed animal at our experiential retail locations

BUILD-A-BEAR

By diversifying the business

Beyond Kids
~40% of sales now to teens and adults*

Beyond Stores
Web Demand** has grown ~140% from 2019-2023

Beyond Birthdays
Birthdays are ~30% of sales, and top holidays are Christmas, Valentine's Day, and Easter

Beyond Malls
362 corporate stores and 203 third-party stores in multiple formats in more than 20 countries at Q3 2024

Expanding To More Ages
Appealing to older consumers through pop culture, licensed relationships and our Bear Cave microsite

Expanding Online
Buildabear.com sells mostly to collectors and gift givers that are teens and adults

Expanding To More Reasons
Mother's Day, Graduation, Congratulations, New Baby, Get Well, Thank You

Expanding To More Formats
Now includes tourist locations, concourse shops, shop-in-shops, ATMs, and wholesale



BUILD-A-BEAR

*Source: Proprietary research, LEK Consulting, 2022 survey with consumers. **Web Demand represents sales through all Build-A-Bear websites, whether fulfilled through our warehouse or stores, and is a Non-GAAP financial measure, see "Important Disclosures."

And evolving our store footprint

Partner Store Growth



-
39
58
56
61
70
92
2017
2018
2019
2020
2021
2022
2023

Partner-Operated Stores were launched domestically in 2018 and internationally in 2023

Store Count Mix



22%
78%
14%
18%
68%
2017
2023
Corporately Managed
Partner-Operated
Franchised



WORKSHOP
SeaWorld

We have expanded both sides of our business model

Net Retail Sales
(Direct-to-Consumer Segment*)



+41%
$323.5
$456.4
$M
2019
2023

Third-Party Revenue**
(Commercial & Intl. Franchise Segments)



+99%
$15.1
$30.0
$M
2019
2023

*Direct-to-Consumer (DTC) is sales by Company-managed retail stores, two e-commerce sites and is defined in "Important Disclosures."
**Third-Party references combine our Commercial + International Franchise segments.

And we have entered a new era of profitability

Net Retail Pretax Income
(Direct-to-Consumer Segment)



+$60M
$56.6
-$3.3
$M
2019
2023
-1.0% Margin
12.4% Margin

Third-Party Pretax Income
(Commercial & Intl. Franchise Segments)



+102%
$9.7
$4.8
$M
2019
2023
32.1% Margin
32.4% Margin

Consistent returns position us for a new phase of growth

Free Cash Flow



+75%
+37%
$19.2
$33.6
$46.0
$M
2021
2022
2023

ROIC*



35.9%
35.7%
37.5%
2021
2022
2023

*Return on Invested Capital (ROIC) is a Non-GAAP financial measure, see "Important Disclosures."

We have multiple levers to grow the business

- Domestic Store Growth
- International Store Growth
- New Category Introductions
- Web Growth/ Gifting
- Wholesale Sales Growth

All Driven By Our Circle of Engagement



Content → Consumer Base Growth → Loyalty Programs → More Purchase Occasions → Increased Consumer Connection → Content





MiNi BEANS

BUILD-A-BEAR

And we have restarted new store unit growth

Total Experience Locations
(includes Corporate, Partner and Franchised stores)

A teddy bear hug is understood in every language.





522
481
479
488
525
590
-8%
0%
2%
8%
12%
2019
2020
2021
2022
2023
2024e

We are expanding domestically & internationally in three models and through our multiple store formats

*Based on 2024 Net New Unit Growth guidance of at least 65 locations, which includes Corporate, Partner and Franchised Stores.

BUILD-A-BEAR

We generate revenue from product sales at retail, at wholesale, and from royalties

Fiscal 2023	Retail DTC (Corporate stores and websites in US, UK, CN)	Commercial Wholesale sales (includes US & Intl. partner-operated stores)	International Franchising Sales-based royalty revenue, development fees, and merchandise sales
Store Count	359	92	74
% of Co. Pretax Profit*	85%	12%	2%
Revenue	$456.2M	$25.4M	$4.5M
Pretax Margin	12.4%	32.1%	34.3%
ROIC**	34%	80%	106%

*% of Co. Pretax Profit doesn't add to 100% due to rounding.
**ROIC noted in Important Disclosures.

BUILD-A-BEAR

At retail, multiple store models produce top tier unit economics

Class of 2019 Corporate Store Returns

Class of 2019 reached maturity in 2023	Discovery Store Model*	Concourse/SIS Store Model*
Avg. Corp Store Unit Vol.	$1,457K	$621K
4-Wall EBITDA**	$382K	$155K
4-Wall EBITDA margin	26%	25%
Avg. Net Investment	**$136K**	**$45K**
Cash-on-Cash Return	282%	341%

We opened 9 net new corporate stores in fiscal 2023



*Discovery Stores are generally 1,800-2,200 square feet and Concourse/SIS are generally 200+ sq feet. Results are for stores open a full year in 2023.
**EBITDA is a Non-GAAP financial measure, see "Important Disclosures."

Commercial is our **fastest growing segment**

Partner-Operated Stores


+18%
CAGR
56
61
70
92
2020
2021
2022
2023

Launched international Partner-Operated Stores

Commercial Revenue


+79%
CAGR
$4.4
$11.5
$18.5
$25.4
$M
2020
2021
2022
2023

Commercial revenue is primarily wholesale sales, including to partner-operated stores

BUILD-A-BEAR

International Franchise is also growing

Intl. Franchise Stores


71
72
68
74
2020
2021
2022
2023

Intl. Franchise Revenue


+39%
CAGR
$1.7
$2.3
$3.2
$4.5
$M
2020
2021
2022
2023

Intl. Franchise revenue includes sales-based royalties, development fees, and merchandise sales

BUILD-A-BEAR

Systemwide Sales growth exceeds revenue growth

Revenue



+9.5% CAGR
$338.5
$255.3
$411.5
$467.9
$486.1
$M
2019
2020
2021
2022
2023

Systemwide Sales*



+10.4% CAGR
$371.4
$272.5
$440.0
$508.5
$535.0
$M
2019
2020
2021
2022
2023

Systemwide Sales exceed revenue because it includes BAB product sales at all stores, whether operated by the Company, partners or by franchisees

BUILD-A-BEAR

*Systemwide Sales is a Non-GAAP financial measure, see "Important Disclosures."

While growing, we are returning capital to shareholders

$123M/$7.71* per share Returned to Shareholders



$46.0
$33.6
$20.5
$4.4
$19.2
$19.9
$24.2
$0.3
$22.1
$M
2021
2022
2023
Share Repurchase
Dividends
Free Cash Flow

The Company paid an initial quarterly cash dividend of $0.20 per share in April 2024, with additional quarterly cash dividends paid in July 2024 and October 2024.



$23.2
$8.3
$M
9 MO 2024

Our asset-light shift allows a greater ability to return FCF to shareholders

BUILD-A-BEAR

*Per share using 2021 beginning shares of 15.9M

Our opportunity to sell more products to more people in more places is a testament to the power of the brand

The specialty toy company that helped define experiential retail in the late '90s has not only survived but thrived. From inspiring viral moments, generating products that leverage pop culture IP and building a variety of store formats, everyone's favorite cuddly retailer may be developing an empire.*

World-Class Licenses

…the brand has remained relevant for almost three decades—from the fall of the shopping mall to the rise of e-commerce.**

World-Class Relationships



Hudson News

Build-A-Bear Workshop has been one of the most recognizable and beloved toy brands in the world since opening in 1997.***

*https://www.marketingdive.com/news/build-a-bear-business-empire-transformation/699425/
**https://toybook.com/build-a-bear-documentary-streaming-news/
***Celebrating the Holidays With Build-A-Bear Workshop (cheddar.com)

Financial Review



Fiscal 2023 was the most profitable year in Build-A-Bear history

Revenue	$486.1M, +3.9%
Pretax Income	$66.3M, +7.1%
Net New Unit Growth*	37 units
Gross Profit Margin	54.4%, + 190 BPS
EBITDA	$79.1M, 16.3% margin
YE Cash	$44.3M

Free Cash Flow	$46.0M
Cash Returned	$42.6M

2023 was our third consecutive year of record growth and profits



*Net New Unit Growth includes Corporate, Partner-Operated, and International Franchise stores.

BUILD-A-BEAR

Q3 2024 was our most profitable third quarter

Revenue	$119.4M, +11.0%
Pretax Income	$13.1M, +26.4%
Net New Unit Growth*	17 units
Gross Profit Margin	54.1%, + 140 BPS
EBITDA	$16.7M, 14.0% margin
Quarter-end Cash	$29.0M

9MO Free Cash Flow	$18.0M
9MO Cash Returned	$31.5M



*Net New Unit Growth includes Corporate, Partner-Operated, and International Franchise stores.

Fiscal 2024 Guidance calls for net new unit growth acceleration

Revenue	$489M-$495M
Pretax Income	$65M-$67M
Net New Unit Growth*	At least 65 units

Capital Expenditures	$18M-$20M
Depreciation & Amortization	$15M-$16M
Tax Rate	≈24.5%

Fiscal 2024 Guidance vs. Fiscal 2023 on a 52-week basis**

Revenue at midpoint	LSD growth*
Pretax Income at midpoint	LSD growth



*Net New Unit Growth includes Corporate, Partner and Franchised Stores.
**Fiscal 2024 is a 52-week year compared to a 53-week year in fiscal 2023; the 53rd week added approximately $7 million revenue and $3.5 million Pretax income in fiscal 2023.
***LSD = low-single-digit.

BUILD-A-BEAR

BBW Key Statistics

Share Price - Nov. 29	$37.99
Shares Out. 3Q-end	13.4M
Market Capitalization	$511M
Cash 3Q-end	29.0M
Qtly. Dividend/Yield	$0.20/2.1%
Float (est.)	92.5%
Avg. Daily Vol. (3 mos.)	273,000



Source: BAB, NYSE Connect

Appendix



Build-A-Bear Non-GAAP Reconciliations

Systemwide Sales, Free Cash Flow, EBITDA

Fiscal Year-End ($ millions)	2019	2020	2021	2022	2023
Systemwide Sales:					
Net retail sales	323.5	249.2	397.7	446.2	456.2
Third-party sales	47.9	23.3	42.3	62.3	78.9
Total Systemwide sales	$ 371.4	$ 272.5	$ 440.0	$ 508.5	$ 535.0

Fiscal Year-End ($ millions)	2021	2022	2023
Calculation of Free cash flow			
Net cash provided by operating activities	$ 27.3	$ 47.3	$ 64.3
Net cash used in investing activities	(8.1)	(13.6)	(18.3)
Free cash flow	$ 19.2	$ 33.6	$ 46.0

Fiscal Year-End ($ millions)	2023
Calculation of EBITDA	
Income before income taxes	$ 66.3
Interest (income expense, net)	$ (0.9)
Depreciation and amortization expense	$ 13.7
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 79.1

13 Weeks Ended November 2, 2024 ($ millions)	Q2 2024
Calculation of EBITDA	
Income before income taxes	$ 13.1
Interest (income expense, net)	$ (0.1)
Depreciation and amortization expense	$ 3.7
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 16.7

Discovery Store Model Class of 2019 ($ millions)	2023
Calculation of EBITDA	
Income before income taxes	$ 0.334
Interest (income expense, net)	$ -
Depreciation and amortization expense	$ 0.048
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 0.382

Concourse/SIS Store Model Class of 2019 ($ millions)	2023
Calculation of EBITDA	
Income before income taxes	$ 0.149
Interest (income expense, net)	$ -
Depreciation and amortization expense	$ 0.005
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 0.155

Build-A-Bear Non-GAAP Reconciliations

Return on invested capital, Segment ROIC

Fiscal Year-End ($ millions)	2021	2022	2023
Calculation of Return on Invested Capital			
Numerator			
Net income	$ 47.3	$ 48.0	$ 52.8
Operating lease interest	7.1	5.5	5.5
Interest expense (income)	(0.0)	0.0	(0.9)
Lease adjusted net operating profit after tax	$ 54.4	$ 53.5	$ 57.4
Denominator: (operating approach)			
Current Assets	$ 130.0	$ 147.4	$ 127.8
Current Liabilities	97.4	101.2	83.7
Excess Cash (cash in excess of $20m)	12.8	22.2	24.3
Net Working Capital	19.8	24.1	19.7
Operating Leases	77.7	71.8	73.4
Property + Equipment	49.0	50.8	55.3
Other Assets	2.1	4.2	7.2
Total Invested Capital	148.5	150.9	155.6
Average Invested Capital	$ 151.5	$ 149.7	$ 153.2
Return on invested capital	**35.9%**	**35.7%**	**37.5%**

Fiscal Year-End ($ millions)	2023
Calculation of Return on Invested Capital	
Commercial	
Numerator:	
Pretax Income	$ 8.2
Tax rate, adj.	20.4%
Taxes	1.7
Net operating profit after tax	$ 6.5
Commercial Assets	8.8
Average Commercial Assets	$ 8.1
Return on invested capital	**80%**
Intl Franchise	
Numerator:	
Pretax Income	$ 1.6
Tax rate	20.4%
Taxes	0.3
Net operating profit after tax	$ 1.2
Intl Franchise Assets	1.2
Avg Intl Franchise Assets	$ 1.2
Return on invested capital	**106%**

Fiscal Year-End ($ millions)	2023
Calculation of Return on Invested Capital	
Net Retail	
Numerator:	
Pretax Income	$ 56.6
Tax rate	20.4%
Taxes	11.5
NI	45.1
Operating lease interest	5.5
Interest Expense	(0.9)
Lease adjusted net operating profit after tax	$ 49.6
Co. Average Invested Capital	153.2
Net Retail Avg Inv. Capital (Co. IC less Comm and Fran assets)	$ 143.9
Return on invested capital	**34%**

Contact Information



Gary Schnierow

VP, Investor Relations & Corporate Finance

GaryS@buildabear.com

Kim Utlaut

SVP, Chief Brand Officer

KimU@buildabear.com